SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.___)

 Filed by the Registrant

 Filed by a Party other than the Registrant

 Check the appropriate box:

      Preliminary Proxy Statement

      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  X   Definitive Proxy Statement

      Definitive Additional Materials

      Soliciting Material Pursuant to section 240.14a-11(c) or section

      240.14a-12

                               PSB HOLDINGS, INC.
               (Name of Registrant as Specified In Its Charter)

                                NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

   X  No fee required

      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid: ___________________________

      (2)  Form, Schedule or Registration Statement No:

            ___________________________

      (3)  Filing Party: ___________________________

      (4)  Date Filed: ___________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                        OF

                                PSB HOLDINGS, INC.


                               ____________________



     The annual meeting of shareholders of PSB Holdings, Inc. will be held at 2:00 p.m., Tuesday, April 16, 2002, at The Rose Garden, 131 West Thomas Street, Wausau, Wisconsin for the following purposes:


 1.  To elect 9 directors; and

 2. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on March 29, 2002 are entitled to notice of and to vote at the annual meeting of shareholders and any adjournment thereof.


                              By order of the Board of Directors

                              DAVID K. KOPPERUD

                              David K. Kopperud
                              President
 March 29, 2002

 SHAREHOLDERS ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE
 ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING.

 PSB HOLDINGS, INC.                               MARCH 29, 2002
 1905 W. STEWART AVENUE
 WAUSAU, WISCONSIN  54401


                          PROXY STATEMENT
                                FOR
                  ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD APRIL 16, 2002


                      SOLICITATION OF PROXIES

    We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of PSB Holdings, Inc., for use at the 2002 annual meeting of shareholders, including any adjournment thereof. The annual meeting will be held at 2:00 p.m., April 16, 2002, at The Rose Garden, 131 West Thomas Street, Wausau, Wisconsin.

                  PROXIES AND VOTING PROCEDURES

 YOUR VOTE

     Whether or not you plan to attend the annual meeting, please sign, date and return the enclosed proxy promptly in order to be sure that your shares are voted. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the company at our principal office in Wausau, Wisconsin, by filing another duly executed proxy bearing a later date with the Secretary, or by giving oral notice to the presiding officer at the annual meeting.

     All shares represented by your properly completed proxies which have been submitted to us prior to the meeting (and which have not been revoked) will be voted in accordance with your instructions. IF YOU DO NOT INDICATE HOW YOUR SHARES SHOULD BE VOTED ON A PROPOSAL, THE SHARES REPRESENTED BY YOUR PROPERLY COMPLETED PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

     If any other matters are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies in the proxy form furnished to you by the Board will have discretion to vote on those matters according to their best judgment to the same extent as you would be entitled to vote.
                                   -1-
 SHAREHOLDERS ENTITLED TO VOTE

     Shareholders at the close of business on the record date, March 29,
 2002, are entitled to notice of and to vote at the annual meeting   Each
 share is entitled to one vote on each proposal properly brought before the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by an inspector of elections appointed by the Board. On the record date, there were 839,416 shares of common stock outstanding.

 QUORUM, REQUIRED VOTE AND RELATED MATTERS

     Quorum. A quorum is present if a majority of the votes entitled to be cast on a proposal are represented at the annual meeting in person or by proxy. For purposes of determining a quorum, shareholders who are present in person or are represented by proxy, but who abstain from voting, are considered present and count toward the determination of the quorum. Shares reported as broker non-votes are also considered to be shares present for purposes of determining whether a quorum is present.

     BROKER NON-VOTES. If you hold shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to each proposal to be voted upon. Brokers or nominees who are the holders of record of company common stock for customers generally have discretionary authority to vote on certain routine matters. However, such brokers generally will not have authority to vote on other matters if they have not received instructions from their customers. If you do not give your broker or nominee specific instructions, your shares may not be voted on each proposal and will not be counted in determining the number of shares necessary for approval. In determining the vote of a shareholder on matters for which a broker or nominee does not have the authority to vote, shares held of record by the broker or nominee will be recorded as a "broker non-vote."

     Election of Directors. Directors are elected by a plurality of the votes cast by the shares entitled to vote. For this purpose, a "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum of 9 directors to be chosen at the annual meeting. You may vote in favor of the nominees specified on the accompanying form of proxy or may withhold your vote as to one or more of such nominees. Shares withheld or not otherwise voted in the election of directors (because of abstention, broker non-vote, or otherwise) will have no effect on the election of directors.

     All Other Proposals. As of the date of this proxy statement, we do not know of any other proposals to be brought before the annual meeting. Generally, proposals other than the election of directors which are brought before the meeting will be approved if the votes cast for the proposal exceed the votes cast against the proposal.
                                   -2-
 COSTS OF SOLICITATION

     In addition to solicitation by mail, our officers, directors and regular employees may solicit proxies in person or by telephone, facsimile, electronic mail or other forms of communication. Expenses in connection with the solicitation of proxies, including the reasonable expenses of brokers, fiduciaries and other nominees in forwarding proxy material to beneficial owners of our common stock, will be borne by us.

 PROXY STATEMENT PROPOSALS

     Any shareholder who intends to present a proposal at the annual meeting to be held in 2003 must deliver the written proposal to the Secretary of the company at our office in Wausau, Wisconsin not later than November 30, 2002, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

                       ELECTION OF DIRECTORS

     Our restated articles of incorporation provide that the number of directors shall be determined by resolution of the Board, but that there shall be not less than five nor more than seventeen directors. Our directors also serve as members of the board of directors of our subsidiary, Peoples State Bank (the "Bank").

     Lawrence Hanz, Jr. and Eugene Witter will retire from the Board at the annual meeting. Mr. Hanz and Mr. Witter have served as directors of the company since its formation in 1995. Mr. Hanz has served as a director of the Bank since 1981 and Mr. Witter has been a director since the Bank's founding in 1962.

     In connection with the forthcoming retirement of Mr. Hanz and Mr. Witter the Board has set the number of directors at nine effective at the annual meeting. At the annual meeting, shareholders will be asked to elect each of the following nominees to terms of office that will expire at the annual meeting of shareholders to be held in 2003. Each of the nominees has consented to serve if elected, but in case one or more of the nominees is not a candidate at the annual meeting, it is the intention of the persons designated as proxies on the accompanying proxy form to vote for such substitute or substitutes as may be designated by the Board.

     The name, age, principal occupation or employment and other affiliations of each nominee are set forth below. Unless otherwise specified, each current position has been held for a minimum of five years.

                                                        YEAR BECAME
                                                       DIRECTOR OF THE
 NAME AND AGE             PRINCIPAL OCCUPATION           COMPANY
 Gordon P. Connor, 64     Investor; President of Connor       1995
                          Management Corporation and
                          Nicolet Hardwoods Corporation

 Patrick L. Crooks, 67    Attorney, Crooks, Low,              1995
                          & Connell, S.C.

 William J. Fish, 51      President of BILCO, Inc.            1995
                          (McDonald's franchisee)

 Charles A. Ghidorzi, 57  President of C.A. Ghidorzi, Inc.    1997

 Gordon P. Gullickson, 73 Chairman of the Board of the        1995
                          Company and the Bank; President
                          of the Company (1995-1999) and
                          the Bank (1986-1999)

 David K. Kopperud, 56    President of the Company and        1999
                          the Bank since July, 1999;
                          previously Executive Vice
                          President of the Bank (1994-1999)

 Thomas R. Polzer, 59     Vice President, Secretary           1995
                          and Treasurer of
                          M & J Sports, Inc.

 William M. Reif, 59      President and CEO of                1997
                          Wausau Coated Products, Inc.

 Thomas A. Riiser, 66     Retired, formerly President         1995
                          of Riiser Oil Company, Inc.

             COMMITTEES AND COMPENSATION OF DIRECTORS

 COMMITTEES AND MEETINGS

     The Board appoints an Audit & Examining Committee. The Board of Directors of the Bank appoints a Compensation & Pension Committee which serves in lieu of a compensation committee of our Board.

     Mr. Crooks, Mr. Fish, Mr. Connor, and Mr. Polzer serve as members of the Audit & Examining Committee. The Audit & Examining Committee reviews the financial reports of the company, our system of internal financial controls and the appointment, independence and performance of our independent auditors. The committee held 5 meetings during 2001. See "Audit & Examining Committee Report."
                                   -4-
     The Board does not have a standing nominating committee. The functions of a nominating committee are performed by the Board which will consider nominations for directors submitted by shareholders. Recommendations concerning nominations with pertinent background information should be directed to the President of the company. The Board has not adopted formal procedures with respect to nominee recommendations.

     We pay no compensation to our officers. All officers are full-time employees of the Bank. Mr. Fish, Mr. Ghidorzi, Mr. Polzer, Mr. Hanz and Mr. Witter serve as members of the Bank's Compensation & Pension Committee. The committee met 2 times during 2001 to review and recommend to the Board base salaries and bonus compensation of Bank officers. See "Executive Officer Compensation."

     During 2001, the Board met 8 times and the Bank's board met 13 times. All of the directors attended at least 75% of the aggregate number of meetings of the boards and meetings of the committees of the boards on which they served.

 COMPENSATION OF DIRECTORS

     Directors receive no compensation for service as directors of the company, but receive $400 for each meeting of the Bank's board which they attend. Directors of the Bank also receive $300 for each meeting of the Bank's Loan Committee attended and $200 for each other committee meeting attended. Directors of the Bank are also eligible to receive a bonus at year end in a base amount of $4,800. The base amount is reduced by $400 for each meeting of the Bank's board not attended after the first absence. The base amount is increased by $500 if the Company exceeds targeted return on equity (13.50% in 2001) and if the Company exceeds targeted asset growth (10% in 2001). Both of these financial performance goals were met during 2001, thereby increasing the maximum director bonus to $5,800 per director. The 2001 bonus was paid during March 2002 in the form of our common stock purchased on the open market.

     The Bank maintained a non-qualified retirement plan for its directors until December 31, 2000 which provided that a director was entitled to receive a retirement benefit of 50% of the aggregate director fees and bonus received by the director during the five year period immediately preceding his retirement from the board. In connection with the termination of the plan, all directors who had then met the minimum service requirements became entitled to receive their accrued benefit upon retirement. During 2001, the Board approved the payment of the pro rated accrued retirement benefits to those directors who had not served a minimum of 15 years on the Bank board at the termination date of the plan. Accrued benefits of active directors were paid in 2001 and/or early 2002 in the following amounts: Mr. Connor, $18,517; Mr. Crooks, $23,680; Mr. Fish, $10,650; Mr. Ghidorzi, $3,270; Mr. Gullickson, $26,273; Mr. Hanz, $31,100; Mr. Kopperud, $480; Mr. Polzer, $17,840; Mr. Reif, $3,000, Mr.
 Riiser, $31,950; and Mr. Witter, $30,900. There are no remaining liabilities under the plan to active directors.
                                   -5-
               BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, based on statements filed with the SEC or information otherwise known to us, the name of each person believed by us to own more than 5% of our common stock and the number of shares of common stock held by each person.

                         SHARES OF BANK STOCK     PERCENT OF
     NAME AND ADDRESS    BENEFICIALLY OWNED          CLASS
     Caroline S. Mark         50,000                5.96%
     2003 Ridgeview Dr.
     Wausau, WI 54401

     Lawrence Hanz, Jr.       44,235                5.27%
     2102 Clarberth
     Schofield, WI 54476

     The following table sets forth, based on statements filed with the Securities and Exchange Commission, the amount of common stock which is deemed beneficially owned on the record date by each of our directors, each of the executive officers named in the summary compensation table, and our directors and executive officers as a group. The amounts indicated include shares held by spouses and minor children, shares held indirectly in trust for the benefit of the directors and/or their spouses, children or parents and shares held by businesses or trusts over which directors exercise voting control.

                               SHARES OF STOCK    PERCENT OF
     NAME                     BENEFICIALLY OWNED    CLASS
 Gordon P. Connor                11,532            1.37%
 Patrick L. Crooks                7,433              *
 William J. Fish                  6,440              *
 Charles A. Ghidorzi                165              *
 Gordon P. Gullickson             7,472              *
 Lawrence Hanz Jr.               44,235            5.27%
 David K. Kopperud                3,395              *
 Thomas R. Polzer                   760              *
 William M. Reif                  1,305              *
 Thomas A. Riiser                 8,740            1.04%
 Eugene Witter                   10,065            1.20%
 Todd R. Toppen                   1,000              *
 David A. Svacina                   100              *
 William W. Sennholz                300              *

 All directors and
 officers as a group
 (15 persons)                   102,942           12.26%

      *Less than 1%

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers and persons who own more than 10% of our common stock ("reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Reporting persons are also required by SEC regulations to furnish us with copies of all section 16(a) forms filed by them with the SEC. Based solely on our review of the copies of the section 16(a) forms received by us or upon written representations from certain of these reporting persons as to compliance with the section 16(a) regulations, we are of the opinion that during the 2001 fiscal year, all filing requirements applicable under section 16 to the reporting persons were satisfied.

                  EXECUTIVE OFFICER COMPENSATION

 SUMMARY COMPENSATION TABLE

     No compensation is paid by us to any of our officers. The table below sets forth compensation awarded, earned or paid by the Bank for services in all capacities during the three years ended December 31, 2001, 2000, and 1999 to our Chief Executive Officer and each other executive officer of the company or the Bank as of December 31, 2001 who had salary and bonus compensation for the most recent fiscal year in excess of $100,000.

                    SUMMARY COMPENSATION TABLE

 Name and                                                     Other Annual    All Other
 Principal Position           Year    Salary{(1)}   Bonus     Compensation   Compensation
 David K. Kopperud            2001     $140,000     $ 44,000     $  0       $ 28,920{ (2)}
 President and a director of  2000     $120,000     $      0     $  0       $ 21,413
 the Company and the Bank     1999     $ 82,000     $ 37,500     $  0       $ 12,963

 Todd R. Toppen               2001     $ 87,200     $ 25,000     $  0       $ 10,933{ (3)}
 Secretary of the Company
 and Vice President of
 the Bank

 David A. Svacina             2001     $ 87,200     $ 25,000     $  0       $  6,807{ (3)}
 Vice President of the Bank
 William W. Sennholz          2001     $ 87,200     $ 25,000     $  0       $  6,308{ (3)}
 Vice President of the Bank

      {(1)}Includes compensation deferred by participants under the Bank's qualified retirement plan.
      {(2)}Includes contributions under the Bank's qualified retirement plan of
           $18,320 and directors fees of $10,600.
      {(3)}Contributions under the Bank's qualified retirement plan.

 STOCK OPTIONS
                                   -7-
     OPTION GRANTS. We maintain a stock option plan pursuant to which options to purchase common stock may be granted to key employees. The following table presents certain information with respect to grants of stock options during 2001 to each executive officer named in the summary compensation table.

                 OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                        POTENTIAL REALIZABLE
                                                        VALUE AT ASSUMED ANNUAL
                                                        RATES OF STOCK PRICE
                  INDIVIDUAL GRANTS                     APPRECIATION FOR OPTION TERM
                              % of total
                 Number of    Options/
                 Securities   SARs Granted to
                 Underlying   Employees in  Exercise or
                 Options/SARs Fiscal Year   Base Price
                 Granted                   ($/Sh)     Expiration   5%($){(1)}  10%($){(1)}
 Name               (#)                                  Date
 Mr. Kopperud       2,500         19.7%     $33.25     12/17/11    $52,275     $132,525
 Mr. Toppen         1,554         12.2%     $33.25     12/17/11    $32,494     $ 82,378
 Mr. Svacina        1,554         12.2%     $33.25     12/17/11    $32,494     $ 82,378
 Mr. Sennholz       1,554         12.2%     $33.25     12/17/11    $32,494     $ 82,378

 {(1)}Assumes price of common stock is $54.16 (5%) and $86.26 (10%) on December 17, 2011. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of our common stock over the exercise price on the date the option is exercised. There is no assurance that the market price of our common stock will increase as assumed for purposes of this pricing model and no projections as to the actual future value of our common stock are intended or made.

                                   -8-
     OPTION EXERCISES AND YEAR END HOLDINGS. The following table sets forth information regarding the exercise of stock options in 2001 by the executive officers named in the summary compensation table and the December 31, 2001 value of unexercised stock options held by such officers.

       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                   AND FY-END OPTION/SAR VALUES

              Shares               Number of Securities       Value of Unexercised In-the-
              Acquired    Value    Underlying Unexercised      Money Options/SARs at FY-
              on Exercise Realized Options/SARs at FY-End(#)   End($)
 Name         (#)         ($)      Exerciseable  Unexercisable Exercisable  Unexercisable
 Mr. Kopperud  0          N/A          0             2,500         $0       $375{ (1)}
 Mr. Toppen    0          N/A          0             1,554         $0       $233{ (1)}
 Mr. Svacina   0          N/A          0             1,554         $0       $233{ (1)}
 Mr. Sennholz  0          N/A          0             1,554         $0       $233{ (1)}

 {(1)}Options were granted on December 17, 2001 and do not become exercisable for a period of six months.

 COMMITTEE'S AND BOARD'S REPORT ON COMPENSATION POLICIES

     GENERAL
     Compensation policies are administered by the Compensation & Pension Committee of the Bank (the "Compensation Committee"). The Bank's executive compensation policies are intended to attract and retain individuals who have experience in banking and to provide a level of compensation which is competitive with other banks. Although compensation data from the Wisconsin Bankers Association may be consulted for purposes of comparison, given the disparity of size among banks and the difficulty in drawing exact comparisons between the duties and responsibilities of officers of other banks, the determination of appropriate compensation levels by the Compensation Committee is subjective.

     BASE SALARIES
     Base salaries are recommended by the President and reviewed on an annual basis by the Compensation Committee. Annual increases are determined by the overall objective of maintaining competitive salary levels, general factors such as the rate of inflation and individual job performance. Individual job performance is the most important of these criteria. The Compensation Committee, after reviewing the recommendations of the President for salaries other than his own, recommends base salary amounts to the full Bank board which makes the final decision with respect to all base salary and incentive compensation matters.
                                   -9-
     INCENTIVE COMPENSATION
     The Bank maintains a senior management incentive plan which is intended to provide incentive compensation based upon the Bank's financial performance. Compensation payable under the plan is based upon the Bank's key operating ratios and other measures of the Bank's financial performance. The weight given to the various performance factors varies depending on each participating officer's position with the Bank.

     COMPENSATION COMMITTEE AND BOARD INTERLOCKS AND INSIDER PARTICIPATION No executive officer of the company or the Bank served on the board of directors or compensation committees of any organization whose executive officers served on the Compensation Committee. Mr. Kopperud is an employee of the Bank and a member of its board, but does not participate in the Bank's formal determination of compensation levels which are recommended by him.

     COMPENSATION & PENSION COMMITTEE
     WILLIAM J. FISH  CHARLES A. GHIDORZI
     THOMAS R. POLZER LAWRENCE HANZ, JR.
     EUGENE WITTER

                      STOCK PRICE PERFORMANCE

     The following graph and table compares the yearly percentage change in the cumulative total shareholder return of our common stock for the two year period beginning December 31, 1999 with the Media General Midwest Regional Bank Stock Index and the Media General Russell 2000 Index. The Russell 2000 Index includes the 2000 smallest companies in the Russell 3000 Index (which consists of the 3,000 largest companies whose stock is traded in U.S. markets, based on market capitalization). The companies represented on the Russell 2000 Index have market capitalizations which average $530 million. The Media General Midwest Regional Bank Stock Index includes 95 financial institutions in the Midwest, some of which are
 comparable in size to our company.   Our common stock is not included in
 any of these indices at this time.

     The graph and table assume that the value of an initial investment in our common stock and each index on December 31, 1999 was $100 and that all dividends were reinvested. Prior to 2000, our stock was not quoted by any market maker and trades were limited. The prices used in the table reflect quotations on the NASD OTC Bulletin Board and do not reflect retail mark-up, mark-down or commissions and may not necessarily represent actual transactions. There is no active established trading market in our common stock.
                                   -10-
                            STOCK PERFORMANCE
 [Stock Price Performance Graph deleted pursuant to Rule 304(d) of Regulation S-T. Data reported in the graph is also reported in the following tabular form in the proxy statement delivered to shareholders.]

                 Value of Hypothetical Investment
                                            December 31,

                                         1999         2000        2001
 PSB Holdings, Inc.*                   $100.00      $ 77.78     $ 92.78
 MG Midwest Regional                   $100.00      $121.78     $122.82
 Bank
 Russell 2000 Index                    $100.00      $ 95.68     $ 96.66

         *There is no active established trading market in our common stock. The values represented for our common stock are based on bid quotations on the NASD OTC Bulletin Board.

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During 2001, in the ordinary course of business, our directors and officers and the directors and officers of the Bank and many of their associates and the firms of which they serve as directors and officers conducted banking transactions with the Bank and provided certain other services. All loans to directors and officers and to persons or firms affiliated with directors and officers were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and did not involve more than normal risk of collectibility or present other unfavorable features. Patrick L. Crooks is a shareholder in the firm of Crooks, Low & Connell, S.C. and, during 2001, the firm provided legal services to the Bank. In 2001, the Bank entered into agreements with a company for which Charles A. Ghidorzi serves as president and is the principal owner. Under these agreements, Mr. Ghidorzi's company will receive approximately
 $294,000 for providing construction management and design services for the bank's new Rhinelander branch office and in connection with a potential new main office. In our opinion, all banking and other transactions were made on terms comparable to those which are available to unaffiliated parties.

                AUDIT & EXAMINING COMMITTEE REPORT

     The Audit & Examining Committee assists the Board in monitoring the integrity of the company's financial statements and the independence and the performance of the company's independent auditor. The Board has not adopted an audit committee charter. Each member of the Audit & Examining Committee is an "independent director" as determined in accordance with Rule 4200(a)(14) of the listing requirements for The Nasdaq Stock Market. This report summarizes the actions of the committee with respect to the company's financial statements for the last fiscal year.

     Management has primary responsibility for the company's financial statements and the filing of financial reports with the Securities and Exchange Commission. The committee periodically reviewed and discussed, prior to their issuance, the company's financial statements with management, other company financial personnel and representatives of Wipfli Ullrich Bertelson LLP ("Wipfli"), the company's independent auditor. Management advised the committee that all financial statements were prepared in accordance with generally accepted accounting principles. The committee's review of the financial statements included discussion with the independent auditor of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     The committee received from Wipfli the written disclosure and the letter relating to the independence of the firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The committee also discussed with Wipfli the independence of the firm for the purposes of expressing an opinion on the
                                   -12-
 company's financial statements and considered whether the provision of nonaudit services is compatible with maintaining the independence of the firm.

     On the basis of its reviews and discussions concerning the financial statements and the independence of the auditor described above, the committee recommended to the Board that it approve the inclusion of the company's audited financial statements in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

     MEMBERS OF THE AUDIT AND EXAMINING COMMITTEE
     Patrick L. Crooks
     William J. Fish
     Gordon P. Connor
     Thomas R. Polzer


                     INDEPENDENT AUDITOR FEES

    Our independent auditor's fees for fiscal 2001 were as follows:

     AUDIT FEES
     Audit fees for professional services rendered for the audit of the company's financial statements for fiscal year 2001 and review of the unaudited financial statements included in the company's quarterly reports on Form 10-Q were $45,229.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
     Wipfli did not perform any professional services in 2001 with respect to the management of the company's local area network or the design or implementation of a hardware or software system that aggregates source data for the company's financial statements or generates information significant to the statements.

     ALL OTHER FEES
     The firm's aggregate fees billed in 2001 for services to the company other than fees for services described under "Audit Fees" were $53,177. These fees represented professional services relating primarily to information technology network support and review, human resource services, internal audit review services, and income tax issues.
                                   -13-
                       CORPORATE SUMMARY ANNUAL REPORT

    The 2001 Summary Annual Report, which includes condensed consolidated financial statements for the years ended December 31, 2001, 2000 and 1999, has been mailed concurrently with this proxy statement to shareholders as of the record date. The 2001 Summary Annual Report and the 2001 Form 10-K Annual Report do not constitute a part of this proxy statement.

                                  By Order of the Board of Directors

                                  DAVID K. KOPPERUD

                                  David K. Kopperud
                                  President

         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

                              PSB Holdings, Inc.

                         ____________________________



                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

                               PROXY STATEMENT

                        2001 FORM 10-K ANNUAL REPORT

                            PSB HOLDINGS, INC.
              PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING
                              APRIL 16, 2002

     The undersigned hereby appoint(s) James E. Low and Harold H. Telschow, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of PSB Holdings, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 16, 2002 and at any adjournment thereof (the "Annual Meeting"). The proxies have the authority to vote such stock as directed on the face hereof with respect to the proposals set forth in the Proxy Statement with the same effect as though the undersigned were present in person and voting such shares. The undersigned hereby revokes all proxies heretofore given to vote at the Annual Meeting and any adjournment thereof.

     THE DIRECTORS RECOMMEND A VOTE FOR THE ELECTION OF EACH NOMINEE.

 1.  Election of Directors:

     GORDON P. CONNOR    CHARLES A. GHIDORZI   THOMAS R. POLZER
     PATRICK L. CROOKS   GORDON P. GULLICKSON  WILLIAM M. REIF
     WILLIAM J. FISH     DAVID K. KOPPERUD     THOMAS A. RIISER

   FOR       each nominee listed above     WITHHOLD AUTHORITY
             (except as marked to          to vote for all nominees listed
             the contrary below)           above

 (Instruction: To withhold authority to vote for any individual nominee(s), print the name of the nominee on the space provided:
 __________________________________________________________________

 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

        UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE PROXIES
           SHALL VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

 Please print name of shareholder below: Dated _________________, 2002

 Name:__________________________ __________________________________
     (Please Print)                              Signature
 Name:__________________________ ___________________________________
     (Please Print)                  Signature if held jointly

 When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.